================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 9, 2003

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                   13-3245741
(State of incorporation)                  (I.R.S. Employer Identification No.)

          500 West Jefferson Street
               19th Floor
       Louisville, Kentucky                                  40202-2823
(Address of principal executive office)                      (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

================================================================================

Item 9.  Regulation FD Disclosure.

See the following press release, dated April 9, 2003, announcing that Commonwealth Industries and Wise Alloys form strategic alliance to market Commonwealth Aluminum branded wide-width coil products:

NEWS RELEASE
                                        Contact:     Katherine R. Gould
                                                     Vice President
                                                     Organizational Development
                                                     (502) 589-8130


                 COMMONWEALTH INDUSTRIES AND WISE ALLOYS
         FORM STRATEGIC ALLIANCE TO MARKET COMMONWEALTH ALUMINUM-
                    BRANDED WIDE-WIDTH COIL PRODUCTS

LOUISVILLE,  Ky. (April 9, 2003) - Commonwealth  Industries,  Inc.  (NASDAQ/NM:
CMIN) and Wise Alloys, Muscle Shoals, Ala., today announced a five-year strategic alliance under which the Company will market Commonwealth Aluminum-branded, wide-width coil products manufactured by Wise Alloys.

In this alliance, Commonwealth Aluminum will offer its customers an expanded Commonwealth Aluminum-branded, wide-width product line, 72 inches to 108 inches wide. Wise Alloys will manufacture the wide-width coil products for Commonwealth Aluminum, utilizing its high-quality, wide-width, casting and rolling technology.

The combination of Wise Alloy's wide-width manufacturing expertise, and Commonwealth Aluminum's marketing, sales, solutions engineering and customer service presence will add value for customers by enhancing product availability, reducing order administration, and improving inventory control and delivery logistics.

This agreement strengthens Commonwealth Aluminum's ability to better serve the Trailer Roof Coil, Ultra-Wide Boat Sheet and Brite Diamond Tread Sheet markets. It also offers all Commonwealth Aluminum customers a broader range of complementary products, from a single source, one dedicated to delivering advanced aluminum solutions and high customer satisfaction. For more information about Commonwealth Aluminum, visit www.commonwealthaluminum.com.

Commonwealth Industries is one of North America's leading manufacturers of aluminum sheet for distributors and the transportation, construction, and consumer durables end-use markets. The Company has direct-chill casting facilities in Kentucky and continuous casting mini-mills in Ohio and California. Commonwealth also is a leading manufacturer of innovative electrical products through its Alflex operations in California and North Carolina. For more information about the Company, visit Commonwealth's website at www.ciionline.com.

Certain statements set forth above, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operation, cash flows, funds from operations, dividends, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions and growth opportunities are forward-looking statements. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such statements. Such factors may include, without limitation, the effect of global economic conditions, the ability to achieve the level of cost savings or productivity improvements anticipated by management, the effect (including possible increases in the cost of doing business) resulting from war or terrorist activities or political uncertainties, the ability to successfully implement new marketing and sales strategies, the impact of competitive products and pricing, product development and commercialization, availability and cost of critical raw materials, product demand and market acceptance risks, capacity and supply constraints or difficulties, the success of the Company in implementing its business strategy, and other risks as detailed in the Company's various filings with the Securities and Exchange Commission.



                                      -END-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                    By    /s/ Mark V. Kaminski
                                          ----------------------------
                                          Mark V. Kaminski, President and
                                          Chief Executive Officer

Date: April 9, 2003